MARKET VECTORS VIETNAM ETF
MARKET VECTORS VIETNAM ETF

SUPPLEMENT DATED OCTOBER 31, 2014 TO THE PROSPECTUS

OF MARKET VECTORS ETF TRUST

Dated May 1, 2014

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Vietnam ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

The “Annual Fund Operating Expenses” table and accompanying footnote as well as the “Expense Example” that appear in the section titled “Fund Fees and Expenses” on page 75 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.22%
Acquired Fund Fees and Expenses (a)	0.04%
Total Annual Fund Operating Expenses(b)	0.76%
Fee Waivers and Expense Reimbursement(b)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.76%

(a)	“Acquired fund fees and expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.

(b)	Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$78
3	$243
5	$422
10	$942

The section captioned “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” is revised by adding the following as a principal risk factor of the Fund:

Risk of Investing in Other Funds. Each Fund may invest in shares of other funds, including ETFs. As a result, a Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of such funds’ shares is expected to rise and fall as the value of the underlying index or securities rise and fall. If the shares of such funds are traded on a secondary market, the market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a fund, each Fund will also bear its ratable share of the underlying fund’s expenses. At the same time, each Fund will continue to pay its own investment management fees and other expenses. The expenses of such underlying funds will not, however, be counted towards a Fund’s expense cap.

Please retain this supplement for future reference.